SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                                   Pursuant to
                           Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 1, 2004
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                             AUTOCORP EQUITIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                     Nevada
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                 (State of Other Jurisdiction of Incorporation)



       000-15216                                          86-0892913
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(Commission File Number)                       (IRS Employer Identification No.)



                  1701 Legacy Dr., Suite 2200 Frisco, TX 75034
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              (Address of Principal Executive Offices) (Zip Code)


                                 (214) 618-6400
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On June 1, 2004, the Registrant's former independent accountants, Ehrenkrantz Sterling & Co. LLC ("Ehrenkrantz"), merged with the firm of Friedman Alpren & Green LLP. The new entity, Friedman LLP ("Friedman"), has been retained by the Registrant and its Board of Directors approved this decision on June 1, 2004.

         For the period since Ehrenkrantz's appointment through June 1, 2004, there have been no disagreements with Ehrenkrantz on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ehrenkrantz would have caused them to make reference thereto in their report.

         For the period since Ehrenkrantz's appointment through June 1, 2004, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

         The Registrant has requested that Friedman, as successor-in-interest to Ehrenkrantz, furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of Friedman's letter, dated June 29, 2004, is filed as Exhibit 16 to this Form 8-K.

         For the period since Ehrenkrantz's appointment through June 1, 2004, the Company did not consult with Friedman Alpren & Green LLP regarding any matter that was the subject of a "disagreement" with Ehrenkrantz, as that term is defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B, or with regard to any "reportable event," as that term is defined in Item 304(a)(1)(v) of Regulation S-B, except as such consultations as may have been made with former employees of Ehrenkrantz who are now employees of Friedman.

         The Registrant has provided Friedman with a copy of these statements.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

        Exhibit No.

         16       Letter on Change in Certifying Accountant dated June 29, 2004.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              AUTOCORP EQUITIES, INC.

June 29, 2004

                              By:  /s/ Kurt Baker
                                  ----------------------------------------------
                                  Name: Kurt Baker
                                  Title: Vice President